Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Cash And Cash Equivalents [Abstract]
Cash balances	$ 830	$ 4,647
Bank balances	593,747	784,957
Time deposits	1,168,331	1,065,378
Other fixed-income instruments	176,089	49,303
Total	$ 1,938,997	$ 1,904,285